SUPPLEMENT DATED SEPTEMBER 5, 2012

TO THE SUMMARY PROSPECTUS

FOR PACIFIC SELECT FUND — SHORT DURATION BOND PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Short Duration Bond Portfolio Class I and P Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

The Principal Risks subsection is expanded to include the following:

•	Regulatory Impact Risk: Certain financial instruments are subject to extensive government regulation, which may change frequently and impact a portfolio significantly.